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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):

                                May 11, 1999

             -------------------------------------------------

                                Lycos, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                  Delaware
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               (State or other jurisdiction of incorporation)

      0-27830                               04-3277338
---------------------------      -------------------------------------
 (Commission File Number)          (IRS Employer Identification No.)

400-2 Totten Pond Road, Waltham, Massachusetts             02451
--------------------------------------------        ------------------
  (Address of principal executive offices)               (Zip Code)

                               (781) 370-2700
                      -------------------------------
                      (Registrant's Telephone Number)

                                    None
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

===========================================================================

Item 5.  Other Events.

          On May 11, 1999, Lycos, Inc. ("Lycos"), USA Networks, Inc. ("USAi") and Ticketmaster Online-CitySearch, Inc. ("TMCS") agreed to terminate all agreements relating to the proposed combination of Lycos with TMCS and certain assets of USAi, including the options granted by Lycos to each of USAi and TMCS. The termination agreement requires Lycos to pay USAi and TMCS an aggregate of $35 million under certain circumstances if prior to July 15, 1999, Lycos enters into an agreement with respect to, or becomes subject to, certain acquisition proposals. In addition, subject to certain exceptions, USAi and TMCS each has agreed that until July 15, 1999, it will not acquire Lycos stock or make any proposals to acquire Lycos.

          Attached hereto and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1, respectively, are copies of (1) the Termination Agreement and (2) a joint press release of Lycos, USAi and TMCS dated May 12, 1999.


Item 7(c).    Exhibits.

     2.1 Termination Agreement dated as of May 11, 1999, among USA Networks, Inc., Ticketmaster Online-CitySearch, Inc., Lycos, Inc., USA Interactive, Inc., Lemma, Inc. and Tycho, Inc.

     99.1 Joint press release of USA Networks, Inc., Lycos, Inc. and Ticketmaster Online-CitySearch, Inc. dated May 12, 1999.

                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LYCOS, INC.

Date:  May 14, 1999                     By:   /s/ Robert J. Davis
                                              -----------------------
                                        Name:  Robert J. Davis
                                        Title: President and Chief
                                               Executive Officer

                               EXHIBIT INDEX




Exhibit    Description

2.1 Termination Agreement dated as of May 11, 1999, among USA Networks, Inc., Ticketmaster Online-CitySearch, Inc., Lycos, Inc., USA Interactive, Inc., Lemma, Inc. and Tycho, Inc.

99.1 Joint press release of USA Networks, Inc., Lycos, Inc. and Ticketmaster Online-CitySearch, Inc. dated May 12, 1999.

                                                                Exhibit 2.1



                           TERMINATION AGREEMENT


          TERMINATION AGREEMENT, dated as of May 11, 1999 (this "Agreement") among USA Networks, Inc., a Delaware corporation ("USAi"), Ticketmaster Online-CitySearch, Inc., a Delaware corporation ("TMCS"), Lycos, Inc., a Delaware corporation ("Lycos"), USA Interactive Inc., a Delaware corporation ("Newco"), Lemma, Inc., a Delaware corporation ("L Merger Sub"), and Tycho, Inc., a Delaware corporation ("T Merger Sub").

          WHEREAS, USAi, TMCS, Lycos, Newco, L Merger Sub and T Merger Sub have entered into an Agreement and Plan of Reorganization, dated as of February 8, 1999 (the "Merger Agreement"), and USAi, USANi LLC, a Delaware limited liability company ("LLC"), and Newco have entered into a Contribution Agreement, dated as of February 8, 1999 (the "Contribution Agreement");

          WHEREAS, in connection with the execution of the Merger Agreement and the Contribution Agreement, USAi and TMCS each entered into a stock option agreement with Lycos, dated February 8, 1999 (together, the "Stock Option Agreements" and together with the Merger Agreement and the Contribution Agreement, the "Transaction Agreements").

          WHEREAS, the parties hereto mutually desire to terminate the Transaction Agreements on the terms set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Termination. Lycos, TMCS and Newco mutually consent to terminate the Merger Agreement pursuant to Section 11.1(a) of the Merger Agreement, which termination also constitutes automatic termination of the Contribution Agreement pursuant to Section 8.1 thereof. The parties acknowledge and agree that the termination of the Merger Agreement as provided in the preceding sentence shall cause an "Exercise Termination Event" to occur under Section 2(b)(ii) of each Stock Option Agreement, with the effect that the Stock Option Agreements immediately shall terminate and be of no further force and effect.

          2. Effect of Termination. Notwithstanding anything to the contrary contained in the Transaction Agreements, except with respect to Sections 9.2(b) and 12.2 of the Merger Agreement, which provisions shall survive the termination of the Transaction Agreements, none of the parties hereto nor their respective subsidiaries, officers, directors, employees, agents or representatives shall have any liability or obligation under the Transaction Agreements.

          3. Payment of Certain Fees. (a) If a Triggering Event described in paragraph (i) of Section 3(c) below occurs on or prior to July 15, 1999, then within 2 business days of the occurrence of such Triggering Event, Lycos will pay (x) to USAi the sum of $25.5 million in cash and (y) to TMCS the sum of $9.5 million in cash.

          (b) If (i) a Triggering Event described in paragraphs (ii) or
     (iii) of Section 3(c) below occurs on or prior to July 15, 1999, and
     (ii) Lycos shall have entered into an agreement to engage in an Acquisition Transaction with any person other than USAi, TMCS or any of their respective Subsidiaries (as defined below) on or prior to January 15, 2000, then within 2 business days of the occurrence of the event described in clause (ii) of this Section 3(b), Lycos will pay
     (x) to USAi the sum of $25.5 million in cash and (y) to TMCS the sum of $9.5 million in cash.

          (c) A "Triggering Event" shall mean any of the following events or transactions occurring on or after the date hereof:

               (i) Lycos shall have entered into an agreement to engage in an Acquisition Transaction (as defined below) with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than USAi, TMCS or any of their respective Subsidiaries or the Board of Directors of Lycos shall have recommended that the stockholders of Lycos approve or accept any Acquisition Transaction. For purposes of this Agreement, an "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Lycos, unless immediately following such merger, consolidation or similar transaction the securities of Lycos outstanding immediately prior thereto continue to represent (either by remaining outstanding or converting into securities of the surviving entity or any entity controlling the surviving entity) at least 60% of the voting power and common equity of Lycos, the surviving entity or any entity controlling the surviving entity, in each case, on a fully diluted basis, and, following such transaction, individuals who constituted the Board of Directors of Lycos prior to such transaction will constitute at least a majority of the Board of Directors of Lycos, the surviving entity or any entity controlling the surviving entity, (x) a purchase, lease, contribution or other acquisition, transfer or assumption of all or more than 30% of the assets of Lycos, in any transaction or series of related transactions, by joint venture, partnership, contribution of assets or otherwise unless, following such transaction, Lycos will control the joint venture, partnership or other entity formed in connection with such transaction, (y) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of beneficial ownership (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act, and the rules and regulations thereunder, but without regard to the passage of time) of securities representing 20% or more of the voting power of Lycos in any transaction or series of related transactions unless such Acquisition Transaction referred to in this clause (y) consists solely of an acquisition of a person and/or assets by Lycos in which Lycos issues securities of Lycos and following such Acquisition Transaction, Lycos will control such assets and/or a majority of the voting power of such person, as applicable, and such person (including any affiliates of such person and any group in which such person is a participant) will not, directly or indirectly, control Lycos (it being agreed that a widely-dispersed public offering of securities by Lycos or a private placement of Lycos securities to a financial institution that is qualified to file a Schedule 13G under the Exchange Act shall not give rise to an Acquisition Transaction under this clause (y)), or (z) any substantially similar transaction; provided, however, that in no event shall the transactions contemplated by the merger agreement entered into on October 5, 1998, and amended and restated on November 23, 1998, by Lycos and Wired Ventures Inc. or any merger, consolidation, purchase or similar transaction involving only Lycos and one or more of its wholly owned Subsidiaries or involving only any two or more of such wholly owned Subsidiaries, be deemed to be an Acquisition Transaction. For purposes of this Agreement, "Subsidiary" shall mean with respect to any party, any corporation, partnership, limited liability company, or other organization, whether incorporated or unincorporated, which is consolidated with such party for financial reporting purposes;

               (ii) Lycos shall have authorized, recommended or publicly announced its intention to authorize, recommend or propose, to engage in an Acquisition Transaction with any specific person other than USAi, TMCS or any of their respective Subsidiaries or shall have announced its intention to authorize or engage in, any negotiations regarding an Acquisition Transaction with any specific person other than USAi, TMCS or any of their respective Subsidiaries, or any authorization or recommendation described in this paragraph (ii), or any proposal by Lycos to engage in an Acquisition Transaction with any specific person other than USAi, TMCS or any of their respective Subsidiaries, becomes the subject of public disclosure; or

               (iii) Any person other than USAi, TMCS or any of their respective Subsidiaries shall have made a bona fide proposal to Lycos or its stockholders that is or becomes the subject of public disclosure to engage in an Acquisition Transaction. None of USAi, TMCS or any of their respective Subsidiaries will encourage any person to make a proposal that is referred to in this clause (iii).

          (d) Notwithstanding anything to the contrary in this Agreement, the aggregate amount of fees to be paid by Lycos pursuant to this
     Section 3 shall not exceed $35 million.

          4. Standstill. On or prior to July 15, 1999, none of USAi, TMCS or any of their respective Subsidiaries will, directly or indirectly, acquire or offer to acquire any shares of Lycos's common stock, par value $.01 per share (the "Common Stock"), or propose to the Board of Directors of Lycos, or publicly announce any proposal relating to, a merger or consolidation or similar transaction involving Lycos; provided, however, that the provisions of this Section 4 shall terminate in the event a Triggering Event described in clause (iii) of Section 3(c) above occurs.

          5. Releases. Each of USAi (on its behalf and on behalf of Newco, L Merger Sub and T Merger Sub), TMCS and Lycos, hereby releases and discharges the others (and such other's directors, officers, representatives, employees, attorneys, advisors, agents, parents, subsidiaries, affiliated persons and entities, predecessors, successors and assigns and all persons acting in concert with any such party) (the "Released Persons") from all manner of claims, actions, causes of action or suits, at law or in equity, known or unknown, which each now has or hereafter can, shall, or may have by reason of any matter, cause or thing whatsoever relating to or arising out of the Transaction Agreements, excepting only any claim, action, cause of action or suit arising (a) by virtue of an undertaking or promise contained in this Termination Agreement or (b) by virtue of transactions or dealings undertaken in the ordinary course of business and not arising out of, in connection with or in any way related to the Transaction Agreements. Nothing in this Section 3 shall in any way constitute an agreement by any party hereto to indemnify any other party hereto against any third party claim or, except as specifically set forth herein, waive, release, limit or restrict any claim which any party may have against any person or entity not a party to this Termination Agreement.

          6. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

          7. Entire Agreement. This Termination Agreement and the
Confidentiality Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          8. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

          9. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          10. Notices. All notices and other communications hereunder shall be in writing, shall be delivered by hand, telecopy, facsimile or next-day courier service and shall be deemed given when delivered. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

          (a) if to USAi, Newco, L Merger Sub or T Merger Sub, to

          USA Networks, Inc.
          152 West 57th Street
          New York, New York  10019
          Fax:  (212) 314-7329
          Attention:  General Counsel

          with a copy to

          Wachtell, Lipton, Rosen & Katz
          51 West 52nd Street
          New York, New York  10019
          Fax:  (212) 403-2000
          Attention:  Pamela S. Seymon
                     Andrew J. Nussbaum

          (b) if to TMCS to

          Ticketmaster Online-CitySearch, Inc.
          790 East Colorado Boulevard
          Suite 200
          Pasadena, California  91101
          Fax:  (626) 405-9929
          Attention:  General Counsel

          with a copy to

          Gibson, Dunn & Crutcher LLP
          333 S. Grand Avenue
          Los Angeles, California  90071
          Fax:  (213) 229-7520
          Attention:  Andrew E. Bogen

          (c) if to Lycos to

          Lycos, Inc.
          400-2 Totten Pond Road
          Waltham, Massachusetts  02154
          Fax:  (781) 370-2600
          Attention:  General Counsel

          with copies to

          Testa, Hurwitz & Thibeault, LLP
          High Street Tower
          125 High Street
          Boston, Massachusetts  02110
          Fax:  (617) 248-7100
          Attention:  Mark H. Burnett
                     Kenneth J. Gordon

          and

          Cravath, Swaine & Moore
          Worldwide Plaza
          825 Eighth Avenue
          New York, New York  10019
          Fax:  (212) 474-3700
          Attention:  Robert A. Kindler

          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                        USA NETWORKS, INC.


                                        by:  /s/ Thomas J. Kuhn
                                           ----------------------------
                                        Name: Thomas J. Kuhn
                                        Title: Senior Vice President,
                                               General Counsel & Secretary


                                        TICKETMASTER ONLINE-CITYSEARCH,
                                        INC.


                                        By: /s/ Charles R. Conn, III
                                           ----------------------------
                                        Name: Charles R. Conn, III
                                        Title: Chief Executive Officer


                                        LYCOS, INC.


                                        By:/s/ Robert J . Davis
                                           ----------------------------
                                        Name: Robert J. Davis
                                        Title: President and Chief
                                               Executive Officer


                                        USA INTERACTIVE INC.


                                        by:/s/ Dara Khosrowshahi
                                           ----------------------------
                                        Name: Dara Khosrowshahi
                                        Title: Vice President and Treasurer


                                        LEMMA, INC.


                                        By: /s/ Dara Khosrowshahi
                                           ----------------------------
                                        Name: Dara Khosrowshahi
                                        Title: President


                                        TYCHO, INC.


                                        By: /s/ Dara Khosrowshahi
                                           ----------------------------
                                        Name: Dara Khosrowshahi
                                        Title: President

                                                               Exhibit 99.1



                 USA NETWORKS, INC., LYCOS AND TICKETMASTER
                ONLINE-CITYSEARCH TERMINATE MERGER AGREEMENT

     NEW YORK, N.Y., WALTHAM, Mass. and PASADENA, Calif. May 12, 1999 - Lycos, Inc. (NASDAQ: LCOS), USA Networks, Inc. (NASDAQ: USAI) and Ticketmaster Online-CitySearch, Inc. (NASDAQ: TMCS) today jointly announced that they have agreed by mutual consent to terminate their merger agreement. Under the agreement signed on February 9, 1999, Lycos would have been combined with certain USAi assets and Ticketmaster-Online CitySearch, Inc. The option agreement between USA Networks and Lycos that was part of the merger agreement has also been terminated. The termination agreement requires Lycos to pay USAi and TMCS an aggregate of $35 million under certain circumstances if prior to July 15, 1999 Lycos enters into an agreement with respect to, or becomes subject to, certain acquisition proposals. In addition, subject to certain exceptions, USAi and TMCS each has agreed that until July 15, 1999, it will not acquire Lycos stock or make any proposals to acquire Lycos.

     Simultaneously with the termination of the agreement, USAi, TMCS and Lycos today announced an agreement whereby TMCS and Lycos are entering into a distribution and commerce relationship. As part of that continuing relationship, CitySearch will provide local content for Lycos' national network, Ticketmaster Online content will be featured on Lycos sites and ticket purchase links will be directed to the Ticketmaster Online-CitySearch site. The companies will explore options to engage in a cooperative program to develop a local commerce platform for the more than 15,000 businesses hosted by CitySearch and its partners. Additionally, the agreement provides for USAi and Lycos to exchange cross-promotional opportunities involving the Lycos sites and USAi's media assets.

                          About USA Networks, Inc.

     USA Networks, Inc. is a diversified media and electronic commerce company with assets that include the following: USA Network; SCI FI Channel; Studios USA, which consists of first-run production and distribution, TV movies and miniseries and network production and development; USA Broadcasting; Home Shopping Network; Ticketmaster and USA Networks Interactive, which includes Internet Shopping Network, whose primary service is First Auction, and Hotel Reservation Network. The company also owns a controlling interest in Ticketmaster Online-CitySearch, Inc., a leading provider of local content and live ticketing in the world.


                                About Lycos

     Founded in 1995, Lycos, Inc. is a leading Web media company and owner of the Lycos Network, the most visited hub on the Internet reaching 51.8 percent of Web users. The Lycos Network is a unified set of Web sites that attracts a diverse audience by offering a variety of services, including leading Web navigation resources, homepage building and other Web community services and a comprehensive shopping center. The Lycos Network is composed of premium sites: Lycos.com, Tripod, WhoWhere, Angelfire, MailCity, HotBot, HotWired, Wired News, Webmonkey, Suck.com and MyTime.com. Lycos.com (http://www.lycos.com), "Your Personal Internet Guide," is dedicated to helping each individual user locate, retrieve and manage information tailored to his or her personal interests. Headquartered near Boston in Waltham, Mass., Lycos, Inc. is a global Internet leader with a major presence throughout the U.S., Europe and Asia.

                 About Ticketmaster Online-CitySearch, Inc.

     Ticketmaster Online-CitySearch (NASDAQ: TMCS) is an award-winning provider of locally-developed online information and transaction services relevant to people's everyday lives. CitySearch ( www.citysearch.com) develops city guides that provide rich local information on arts and entertainment, recreation, shopping and community, and integrate transactions to help people get things done. Ticketmaster Online (www.ticketmaster.com) provides online ticketing through an exclusive agreement with Ticketmaster Corporation, the leading provider and distributor of event tickets, selling annually approximately 75 million tickets, representing gross receipts in excess of 2.5 billion dollars, for more than 250,000 events and 3,750 clients. CityAuction (www.cityauction.com) is a person-to-person online auction site that provides a time-saving way to buy and sell items in local and global marketplaces. These services provide a local portal that allows people to perform everyday activities online, from planning an evening out, to buying tickets, to local shopping. Ticketmaster Online-CitySearch is headquartered in Pasadena, California.

                                   # # #

(C)1999 Lycos, Inc. - Lycos(R) is a registered trademark of Carnegie Mellon University. All other product or service marks mentioned herein are those of Lycos or their respective owners. All rights reserved.


Contacts:

Adrienne Becker
USA Networks, Inc.
212-314-7254

Michele Perry
Lycos, Inc.
781-370-2678

Nancy Lyon
Ticketmaster Online-CitySearch
626-660-2530